Saturna Sustainable Funds	Sustainable Equity Fund Ticker Symbol: SEEFX March 31, 2025

SUMMARY PROSPECTUS

Before you invest, you may want to review Saturna Sustainable Equity Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.saturna.com/resources/literature. You can also get this information at no cost by calling 1-800-728-8762 or by sending an email request to info@saturna.com. The Fund’s prospectus and statement of additional information, both dated March 31, 2025, are incorporated by reference into this Summary Prospectus.

Saturna Sustainable Equity Fund

Investment Objective

Capital appreciation.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Sustainable Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Sustainable Equity Fund

Management Fees	0.65%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.91%
Fee Waiver and Expense Reimbursement[1]	-0.16%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.75%

[1]	The Fund’s investment adviser has committed through March 31, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund’s net operating expenses, excluding taxes, commissions, and extraordinary expenses, do not exceed the net operating expense ratio of 0.75%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

Example

This Example is intended to help investors compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes an investor invests $10,000 in shares of the Fund for the time periods indicated and then redeems all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, an investor’s expenses would be:

	1 Year	3 Years	5 Years	10 Years
Sustainable Equity	$77	$274	$488	$1,105

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.62% of the average value of its portfolio.

The Fund’s turnover returned to historical levels as existing positions were exited because: i) changes in investment thesis, ii) achievement of long-term price target, and iii) tax loss harvesting. New positions were established in shares of companies that the Fund believes have attractive long-term growth prospects.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equities of issuers located throughout the world that the Saturna Capital Corporation, the Fund’s investment adviser (the “Adviser”) believes demonstrate sustainable characteristics. For purposes of this investment policy, the Adviser considers issuers with sustainable characteristics to be those issuers that are generally larger, more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance. Seeking to reduce risk, the Fund follows a value investment style and favors equities of more seasoned companies. The Fund favors companies trading for less than the Adviser’s assessment of their intrinsic value, which typically means companies with low pricing/earnings multiples, strong balance sheets, and higher dividend yields. The Fund principally invests in equity securities of companies with market capitalizations greater than $5 billion. The equity securities in which the Fund may invest primarily include common stocks, and the Fund may also invest in securities convertible into common stocks and preferred stocks.

The Adviser employs a fundamental research driven approach to stock selection and portfolio construction. The Adviser’s focus on sustainability considers financial and nonfinancial characteristics from diverse sources including regulatory filings, market data, and data supplied by third-party vendors. The Adviser uses that information to identify issuers with strong balance sheets, capable management teams with a track record of success, good cash flow, prospects for sustainable above-average earnings growth, and to assess issuers’ business models, over the long term.

The Fund diversifies its investments globally, ordinarily investing in securities of companies headquartered across North America, Europe and Asia. The Fund primarily invests in securities traded in mature markets (generally, the countries belonging to the Organisation for Economic Cooperation and Development). No more than 30% of assets may be invested in companies with headquarters in countries with developing markets.

The Fund may invest in securities denominated in various currencies. Accordingly, a change in the value of such currency against the US dollar may result in a corresponding change in the US dollar value of the Fund’s assets denominated in that currency. Such currency fluctuations tend to even out over time and are typically overshadowed by movements in share prices. Currency changes can affect the Fund’s income.

Saturna Sustainable Equity Fund

In selecting equity securities, the Adviser employs a sustainable rating system based on its own, as well as third-party, data to identify companies believed to have robust policies in the areas of the environment, social responsibility, and corporate governance (collectively referred to as “sustainability”). The use of third-party data does not include third-party environmental, social, or governance (“ESG”) ratings or criteria established by third parties for third-party ratings. The Adviser’s proprietary scoring system assesses how well a company performs relative to a blend of its industry, sector, and country peers. In addition to the financial considerations discussed above, the Adviser considers non-financial sustainability practices such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices. The Fund’s sustainability evaluation process considers risks and opportunities holistically, meaning an issuer will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the Adviser. The Adviser also uses negative screening to exclude companies primarily engaged in higher sustainability risk businesses such as alcohol, tobacco, pornography, weapons, gambling, and companies in the business of fossil fuel extraction, production, or refining. The Fund generally does not invest in any company with exposure to the foregoing businesses, but may invest in a company if the company is not primarily engaged in higher sustainability risk businesses.

Principal Risks of Investing

Market risk: The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Investment strategy risk: The Adviser believes that sustainable investing may mitigate security-specific risk, but the screens used in connection with sustainable investing reduce the investable universe, which limits opportunities and may increase the risk of loss during market declines.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Growth investing risk: The Fund may invest in growth stocks that fit into the Fund’s value investment style, such as stocks that appear to provide growth at a reasonable price, which may be more volatile than slower-growing value stocks, especially when market expectations are not met.

Foreign investing risk: The Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgment of the Adviser, warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Emerging markets risk: All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries. In developing markets, these risks are magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Sector risk: From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, or regulatory events which may cause the Fund’s returns to suffer.

Large transaction risk: A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates or other large shareowners. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareowners. These inflows and outflows could negatively affect the Fund’s net asset value and performance.

Saturna Sustainable Equity Fund

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.saturna.com/resources/literature.

For the period 3/27/2015 (the Fund’s inception) through 12/31/2015, and not annualized.

Best Quarter	Q2 2020	19.57%
Worst Quarter	Q1 2020	-14.69%

Average Annual Total Returns

The table below presents the average annual returns of the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 year, 5 years, and the Life of the Fund compare to those of a broad-based securities market index.

	Periods ended December 31, 2024
	1 Year	5 Years	Life of Fund[1]
Return before taxes	9.61%	7.22%	7.59%
Return after taxes on distributions	9.53%	7.12%	7.49%
Return after taxes on distributions and sale of Fund shares	7.37%	5.71%	6.18%
Bloomberg World Large & Mid Cap Total Return Index (reflects no deduction for fees, expenses, or taxes)[2]
	17.95%	10.33%	9.65%
S&P Global 1200 Index (reflects no deduction for fees, expenses, or taxes)
	18.97%	11.38%	10.44%

[1]	Saturna Sustainable Equity Fund began operations March 27, 2015.
[2]	The Fund changed its benchmark to simplify Fund performance benchmarking and marketing, and to reduce data expenses related to Fund benchmarks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In loss periods, the average after-tax total return may be higher than the average annual total return because of an assumed deduction of losses from other income.

Saturna Sustainable Equity Fund

Investment Adviser

Saturna Capital Corporation is the Saturna Sustainable Equity Fund’s investment adviser.

Portfolio Managers

Ms. Jane K. Carten MBA, president of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Saturna Sustainable Equity Fund, a role she assumed in 2017. Mr. William B. Jones CFA®, an equity analyst of Saturna Capital Corporation, has been the deputy portfolio manager since October 18, 2024.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Sustainable Equity Fund.

The minimum initial investment is $1,000 (for tax-sheltered accounts, there is no minimum).

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write:	Saturna Sustainable Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax:	360-734-0755
Or Email:	investorservices@saturna.com

Telephone request

Call:	800-728-8762 or 360-734-9900

Online

Visit:	www.saturna.com/resources/literature

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary’s website for more information.

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